Finance Costs (Tables)	12 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Disclosure of Finance Costs

	SA Rand
Figures in million	2021	2020	2019
Financial liabilities
Borrowings	228	424	402
Other creditors and liabilities	14	9	2
Total finance costs from financial liabilities	242	433	404
Non-financial liabilities
Time value of money for other provisions	74	88	96
Streaming arrangements	71	—	—
Time value of money and inflation component of rehabilitation costs	296	194	208
Total finance costs from non-financial liabilities	441	282	304
Total finance costs before interest capitalised	683	715	708
Interest capitalised (a)	(22)	(54)	(133)
Total finance costs	661	661	575

(a)The capitalisation rate used to determine capitalised borrowing costs is:

	2021	2020	2019
Capitalisation rate (%)	3.8	9.4	10.4
The decrease in the capitalisation rate for 2021 is due to the exclusion of the foreign exchange gain for the year. This impacted on the interest capitalised. The decrease in the borrowing costs capitalised in 2020 compared to 2019 is due to Joel's decline project reaching commercial levels of production as well as the cessation of capitalising borrowing costs for Wafi-Golpu. For Joel, the capitalisation of borrowing costs ceased and depreciation commenced as of 1 January 2020.